UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2006

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MRU HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-33487	33-0954381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1114 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 398-1780
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 12, 2006, MRU Holdings, Inc. (the “Company”) announced that it had been informed by the NASDAQ Stock Market (the “NASDAQ”) that the NASDAQ had approved the Company’s application to list securities on the NASDAQ Capital Market. The Company’s shares began trading on the NASDAQ Capital Market on October 12, 2006. The Company’s new trading symbol on the NASDAQ Capital Market is “UNCL.”

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of MRU Holdings, Inc., dated October 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

MRU HOLDINGS, INC.

Date: October 25, 2006	By:	/s/ Edwin J. McGuinn, Jr.
Name: Edwin J. McGuinn, Jr.
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release of MRU Holdings, Inc., dated October 12, 2006